SUPPLEMENT TO THE
FIDELITY REAL ESTATE
INVESTMENT PORTFOLIO
MARCH 30, 1998 PROSPECTUS
EFFECTIVE OCTOBER 1, 1998, the following information replaces the second and third paragraphs found under the heading "FMR and Its Affiliates" in the "Charter" section on page 9.
Steve Buller is manager of Fidelity Real Estate Investment Portfolio, which he has managed since October 1998. He was associate manager of the fund from December 1997, and also manages another Fidelity fund. Mr. Buller joined Fidelity in 1992 as an analyst. From 1995 to 1997, he worked as a fixed-income analyst for Fidelity International, Limited, in London.